           As filed with the Securities and Exchange Commission on
                               August 14, 1995.

                        Registration Statement No. 33-

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                          __________________________

                                   FORM S-8

                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                          __________________________

                           RUBBERMAID INCORPORATED
            (Exact name of registrant as specified in its charter)

                                     OHIO
        (State or other jurisdiction of incorporation or organization)

                                  34-0628700
                     (I.R.S. employer identification no.)

                  1147 AKRON ROAD, WOOSTER, OHIO 44691-6000
                   (Address of principal executive offices)

    THE RUBBERMAID INCORPORATED ASSOCIATES' PROFIT SHARING RETIREMENT PLAN (formerly known as The Rubbermaid Incorporated Employees' Profit Sharing
                               Retirement Plan)

                                     AND

              THE RUBBERMAID INCORPORATED COLLECTIVELY BARGAINED
                  ASSOCIATES' PROFIT SHARING RETIREMENT PLAN
                          (Full title of the plans)
                          __________________________

                               James A. Morgan,
             Senior Vice President, General Counsel and Secretary
                           Rubbermaid Incorporated
                               1147 Akron Road
                          Wooster, Ohio  44691-6000
                                (216) 264-6464

     (Name, address, and telephone number, including area code, of agent for service)
                          __________________________

Approximate date of offering hereunder: As soon as practicable after the effective date of this Registration Statement.

                            ________________________



                              CALCULATION OF REGISTRATION FEE
          ______________________________________________________________________
                   Title of                                     Amount of
                Securities to be       Amount to be           Registration
                  Registered            Registered               Fee (3)
          ______________________________________________________________________
          Common Shares,               100 shs. (2)             $100
          with a par value
          of $1.00 per
          share (1)
          ______________________________________________________________________

_________________________________________________________________________________

(1)     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.
        The Common Shares registered hereby include associated rights (the "Rights") to purchase Common Shares.  Until the occurrence of certain prescribed events, none of which has occurred, the Rights are not exercisable, are evidenced by the certificates representing the Common Shares, and will be transferred along with and only with the Common Shares.

(2)     In accordance with General Instruction E of Form S-8, the contents of the following Registration Statements on Form S-8 are hereby incorporated by reference herein:  Registration No. 33-57091; Registration No. 33-57093; and
        Registration No. 33-57097 (the "Old Registration Statements").  In addition to the aggregate number of Common Shares registered pursuant to this Registration
        Statement, this Registration Statement includes those securities previously registered and not yet sold pursuant to the Old Registration Statements.  The
        Old Registration Statements registered a total of 750,000 shares.  This filing takes into account: (1) the merger of the Rubbermaid Profit Sharing Plan and the Rubbermaid Commercial Products Inc. Associates' Profit Sharing Retirement
        Plan into the Rubbermaid Incorporated Associates' Profit Sharing Retirement
        Plan; and (2) the coincident spin-off of the Rubbermaid Incorporated
        Collectively Bargained Associates' Profit Sharing Retirement Plan from the
        Rubbermaid Incorporated Associates' Profit Sharing Retirement Plan.



                 2

(3)      The registration fee is based on the minimum fee permitted pursuant to
         Section 6(b) of the Securities Act of 1933, as amended.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Wooster, and State of Ohio, on the 14th day of August, 1995.

                                                       RUBBERMAID INCORPORATED

                                                /s/ James A. Morgan
                                                ------------------------------
                                                James A. Morgan, Senior Vice
                                                President, General Counsel and
                                                Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-8 has been signed below on this 14th day of August, 1995 by the following persons in the capacities indicated.

        Signature and Title
        -------------------

/s/ Wolfgang R. Schmitt
-----------------------------------------
Wolfgang R. Schmitt, Chief Executive
Officer, Chairman of the Board
of Directors

/s/ George C. Weigand
-----------------------------------------
George C. Weigand, Senior Vice President,
Chief Financial Officer

/s/ John L. Theler
-----------------------------------------
John L. Theler, Vice President,
Corporate Controller


Tom H. Barrett, Director; Charles A. Carroll, Director;
Director; Robert O. Ebert, Director; Stanley C. Gault, Director;
Director; Karen N. Horn, Director; William D. Marohn, Director; Steven
A. Minter, Director; Jan Nicholson, Director; Paul G.  Schloemer, Director.

By: James A. Morgan

    /s/ James A. Morgan
    -------------------------------------
    Attorney-in-fact

         Pursuant to the requirements of the Securities Act of 1933, the trustee has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wooster, State of Ohio, on August 14th, 1995.




                                        RUBBERMAID INCORPORATED ASSOCIATES'
                                        PROFIT SHARING RETIREMENT PLAN

                                        By: /s/Susan Clausen
                                           ---------------------------------
                                            Susan Clausen
                                        ------------------------------------
                                        Vice President and Trust Officer,
                                        National City Bank, N.A.


                                        RUBBERMAID INCORPORATED COLLECTIVELY
                                        BARGAINED ASSOCIATES' PROFIT SHARING
                                        RETIREMENT PLAN

                                        By: /s/Susan Clausen
                                           ---------------------------------
                                            Susan Clausen
                                        ------------------------------------
                                        Vice President and Trust Officer,
                                        National City Bank, N.A.





                      RUBBERMAID INCORPORATED CORPORATION





                               INDEX TO EXHIBITS




Exhibit          Description            Page No.                                   Sequential
-------          -----------            --------
 23(a)           Consent of KPMG Peat Marwick LLP.

 23(b)           Consent of James A. Morgan, Senior
                 Vice President, General Counsel and
                 Secretary of Rubbermaid Incorporated.

 24              Powers of Attorney pursuant to which certain
                 Directors have signed this Form S-8
                 Registration Statement.